AMENDMENT
                                     TO
                         REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and executed as of the 6th day of April, 1998 by each of the entities identified on Schedule A annexed hereto (collectively, the "Borrower"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation (the "Lender").

                                  RECITALS

     R-1. AP-Anaheim LLC, a California limited liability company, AP-Arlington LLC, a California limited liability company, AP-Atlantic LLC, a California limited liability company, AP-Cityview LLC, a California limited liability company, AP-Redlands LLC, a California limited liability company, AP-Palmdale LLC, a California limited liability company, AP-Farrell Ramon LLC, a California limited liability company, AP-Sierra LLC formerly known as Abbey Sierra LLC, a California limited liability company, AP-Victoria LLC, a California limited liability company, and AP-Victorville LLC, a Delaware limited liability company (collectively, the "Original Borrowers") executed and delivered a certain Revolving Credit Agreement dated August 28, 1997 (the "Original Agreement"), whereby the Original Borrowers borrowed from Lender, on a secured revolving credit basis, up to the maximum principal amount of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00).

     R-2. AP-Edinger LLC, a California limited liability company, AP-Glendora LLC, a California limited liability company and AP - Diamond Bar LLC, a California limited liability company (collectively, the "Additional Borrowers"), have, pursuant to certain Revolving Credit Assumption Agreements dated December 10, 1997, December 24, 1997 and January 16, 1998, respectively, assumed all obligations under the Original Agreement on a joint and several basis with the Original Borrowers and each other Additional Borrower (the Original Agreement, as assumed and/or modified, as the case may be, by said three Revolving Credit Assumption Agreements, collectively, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

     R-3. The Borrower requests, and the Lender has agreed, to increase the maximum outstanding principal amount available pursuant to the Loan Agreement from SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00) to ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00) subject to and in accordance with the terms and conditions set forth below.

                                  AGREEMENT

     NOW THEREFORE, as an inducement for Lender to increase the aggregate principal amount available to Borrower pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as if fully set forth herein.

     2. Lender's obligation to increase the maximum principal amount of the Loan as contemplated hereunder is subject to the satisfaction of each of the following conditions as determined by Lender. All documents, instruments, certificates and opinions referred to below shall be satisfactory in form and substance to Lender in its sole discretion:

          (a) Guaranty Amendment. Guarantor shall have executed and delivered to Lender an Amendment to and Reaffirmation of Guaranty with respect to the guaranty previously executed and delivered by Guarantor in connection with the Loan.

          (b) Promissory Note Amendment. Borrower shall have executed and delivered to Lender an Amendment to Promissory Note (the "Note Amendment") pursuant to which, among other things, the principal amount of the Note shall be increased to $120,000,000.

          (c) First Amendment to Deed of Trust. Each Borrower shall have executed and delivered to Lender a First Amendment to Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing and First Amendment to Assignment of Leases and Rents and Security Deposits (the "Security Amendment") in recordable form with respect to the Mortgage and the Assignment of Leases and Rents and Security Deposits encumbering the Subject Property owned or leased by such Borrower pursuant to which, among other things, the amounts secured by such documents shall be increased to $120,000,000.

          (d) Certificate as to Organizational Documents of Each Borrower. Lender shall have received copies of amendments to the operating agreements of each of the Borrowers reflecting the increase in the Loan contemplated hereby as well as a certificate from the Managing Member of each Borrower certifying that there have been no other changes to the organizational documents of such Managing Member or the Borrower as previously delivered to Lender as well as updated good standing certificates for each Borrower and the Managing Member thereof.

          (e) Resolutions of Each Borrower Approving the Transaction. Lender shall have received resolutions duly adopted by the Members of each Borrower approving the transactions contemplated hereby.

          (f) Consents. Lender shall have received copies of any required consents which are necessary in connection with the consummation of the transactions contemplated hereby including, without limitation, the consent and estoppel of any ground lessor in substantially the same form as delivered at the original closing of the Loan.

          (g) Fees and Expenses. Borrower shall have paid the legal fees and expenses of Lender's Counsel and any local counsel retained by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents contemplated hereby as well as all other costs and expenses in connection with the transactions contemplated hereunder.

          (h) Title Policies. Lender shall have received an endorsement to each of the policies of title insurance previously delivered to Lender, which endorsements shall without further exception unless approved by Lender
(i) update the date of each such policy to the date hereof and (ii) increase the insured amount to $120,000,000.

          (i) Opinion of Counsel. Lender shall have received an opinion of counsel with respect to the transactions contemplated hereby and which shall also serve to update the opinion delivered to Lender at the time of the execution and delivery of the Original Agreement.

          (j) No Default. No Event of Default or Default shall have occurred and be continuing and no Default or Event of Default will occur as a result of the consummation of any of the transactions contemplated hereby.

          (k) Representations and Warranties. All representations and warranties made by the Borrower and the Guarantor in any Loan Document shall remain true, correct and complete in all material respects as of the date hereof as if made on the date hereof.

          (l) Participation. Lender shall have entered into an amendment of the Loan Participation Agreement with Wellsford Real Properties, Inc. (the "Participant") dated August 28, 1997 pursuant to which the Participant shall have consented to the increase in the Loan contemplated hereunder and agreed to participate in the Loan, as increased, on the same terms and conditions as currently in effect.

          (m) Other Documents. Lender shall have received such other documents, instruments, certificates and assurances relating to the transactions contemplated hereby as Lender may reasonably request.

     3. References in the Loan Agreement to "$70,000,000" , "$70,000,000.00" or to "SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00)"
set forth on the cover page thereof, in the first recital thereof, in the definition of "Commitment" set forth in Section 1.01 thereof, in Section 5.02 thereof and in Section 8.25 thereof are hereby deleted and are hereby replaced by, respectively, "$120,000,000", $120,000,000.00" or "ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00)".

     4. The definition of the term "Note" set forth in Section 1.01 is hereby deleted in its entirety and the following definition is hereby substituted therefor:

          "Note" means that certain Promissory Note dated August 28, 1997 executed by the Original Borrowers in the original maximum principal amount of $70,000,000 as assumed and/or modified by Promissory Note Assumption Agreements dated December 10, 1997, December 24, 1997 and January 16, 1998, executed by AP-Edinger LLC, a California limited liability company, AP-Glendora LLC, a California limited liability company and AP - Diamond Bar LLC, a California limited liability company, respectively, as further modified and increased to $120,000,000 pursuant to an Amendment to Promissory Note between Borrower and Lender dated as of April _, 1998, as the same may be further modified, assumed or supplemented from time to time.

     5. Section 2.01(a) of the Loan Agreement is hereby modified by deleting the figure "$80,000,000" as it appears therein and replacing it with the figure "$130,000,000".

     6. The last line of Section 3.01(b) of the Loan Agreement is hereby modified by deleting the phrase "Three Hundred Fifty Thousand Dollars ($350,000.00)" and replacing it with the phrase "Six Hundred Thousand Dollars ($600,000.00)".

     7. Each Borrower hereby reaffirms all of its covenants and obligations under the Loan Agreement as modified hereby. Each of the Borrowers represents and warrants to Lender that all of the representations and warranties contained in the Loan Agreement made by such Borrower remain true and correct in all material respects as of the date hereof as if made on the date hereof and are true and correct with respect to this Amendment, the Note Amendment and the Security Amendment. Each Borrower acknowledges and agrees that it has no offsets, counterclaims or defenses to any of its obligations under the Loan Agreement as modified hereby.

     8. Except as modified hereby, the Loan Agreement remains unmodified and in full force and effect.

     9. This Amendment may be executed in any number of counterparts, all of which, when taken together, shall constitute but one and the same instrument.


                    [Signatures Appear on Following Page]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first hereinabove written.

                                BORROWER:

                                AP - DIAMOND BAR LLC, a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          ______________________________
                                          Name:Donald G. Abbey
                                          Title:President


                                AP - EDINGER  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - GLENDORA  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                   [Signatures Continue on Following Page]


                                AP - ANAHEIM LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - ARLINGTON LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - ATLANTIC LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - CITYVIEW LLC,
                                a California limited liability company
                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                [Signatures Continue on Following Page]

                                AP - REDLANDS LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - PALMDALE LLC,
                                 a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - FARRELL RAMON LLC,
                                 a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - SIERRA LLC (formerly known as Abbey
                                Sierra LLC), a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                   [Signatures Continue on Following Page]

                                AP - VICTORIA  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - VICTORVILLE LLC,
                                a Delaware limited liability company

                                By:       DA Investments Properties, Inc.,
                                          a Delaware corporation, its
Manager

                                          By:/s/ Donald G. Abbey
                                          _____________________________
                                          Name:Donald G. Abbey
                                          Title:President

                                LENDER:

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                By:/s/ Bernard J. Costello
                                   ___________________________________
                                Name:  Bernard J. Costello
                                Title: Vice President


                                By:/s/ E. Thornton
                                   ___________________________________
                                Name:  E. Thornton
                                Title: Vice President

                                 SCHEDULE A
                              Borrower Entities

1.   AP - DIAMOND BAR LLC, a California limited liability company

2.   AP - EDINGER  LLC, a California limited liability company

3.   AP - GLENDORA  LLC, a California limited liability company

4.   AP - ANAHEIM LLC, a California limited liability company

5.   AP - ARLINGTON LLC, a California limited liability company

6.   AP - ATLANTIC LLC, a California limited liability company

7.   AP - CITYVIEW LLC, a California limited liability company

8.   AP - REDLANDS LLC, a California limited liability company

9.   AP - PALMDALE LLC, a California limited liability company

10.  AP - FARRELL RAMON LLC, a California limited liability company

11. AP - SIERRA LLC (formerly known as Abbey Sierra LLC), a California limited liability company

12.  AP - VICTORIA  LLC, a California limited liability company

13.  AP - VICTORVILLE LLC, a Delaware limited liability company